Fidelity® High Income Fund

Class/Ticker

Fidelity High Income Fund/SPHIX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

September 29, 2010

Fund Summary

Fund/Class:
Fidelity® High Income Fund/Fidelity High Income Fund

Investment Objective

The fund seeks a high level of current income. Growth of capital may also be considered.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	1.00%

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)

Management fee	0.57%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.18%
Total annual operating expenses	0.75%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 77
3 years	$ 240
5 years	$ 417
10 years	$ 930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 65% of the average value of its portfolio.

Summary Prospectus

Principal Investment Strategies

  Normally investing primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Managing the fund to have similar credit quality distribution to an index representing the overall high yield bond market, which as of April 30, 2010, was The BofA Merrill Lynch US High Yield Constrained IndexSM.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Indexes section of the prospectus. Past performance (before and after taxes) is not necessarily an indication of future performance.

Summary Prospectus

Fund Summary - continued

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	-14.20%	-4.84%	1.48%	27.48%	9.69%	3.45%	10.74%	2.36%	-23.72%	51.46%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	19.53%	June 30, 2009
Lowest Quarter Return	-18.16%	December 31, 2008
Year-to-Date Return	4.21%	March 31, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity High Income Fund
Return Before Taxes	51.46%	6.26%	4.61%
Return After Taxes on Distributions	47.38%	3.51%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares	33.03%	3.67%	2.02%
The BofA Merrill Lynch US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	58.10%	6.40%	6.66%

Summary Prospectus

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC) and other affiliates of FMR serve as sub-advisers for the fund.

Portfolio Manager(s)

Fred Hoff (portfolio manager) has managed the fund since June 2000.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV, minus the short-term redemption fee, if applicable. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the short-term redemption fee, if applicable.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including a retirement plan sponsor, administrator, or service-provider (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, and FAST are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.915442.100 SPH-sum-0910